EX-99.B-77G

SUB-ITEM 77G: Defaults on senior securities

1.       Spring Hill Golf Corporation

Waddell & Reed Advisors Municipal High Income Fund

$75,000 5.750% Spring Hill Kansas Certificate Participation Bonds due 01/15/06
CUSIP 84965MAC2
This is a monetary default, with a default date of January 15, 2005
Amount of default per $1,000 face amount is $242
Total amount of default is $18,148

Waddell & Reed Advisors Municipal High Income Fund

$270,000 6.250% Spring Hill Kansas Certificate Participation Bonds due 01/15/13
CUSIP 84965MAE8
This is a monetary default, with a default date of January 15, 2005
Amount of default per $1,000 face amount is $107
Total amount of default is $28,828

Waddell & Reed Advisors Municipal High Income Fund

$325,000 6.375% Spring Hill Kansas Certificate Participation Bonds due 01/15/20
CUSIP 84965MAF5
This is a monetary default, with a default date of January 15, 2005
Amount of default per $1,000 face amount is $159
Total amount of default is $51,651

Waddell & Reed Advisors Municipal High Income Fund

$4,470,000 6.500% Spring Hill Kansas Certificate Participation Bonds due 01/15/28
CUSIP 84965MAG3
This is a monetary default, with a default date of January 15, 2005
Amount of default per $1,000 face amount is $293
Total amount of default is $1,310,644

2.       Quebecor World Cap Corp

Waddell & Reed Advisors Bond Fund

$3,500,000 4.875% Quebecor World Cap Corp bonds due 11/15/08
CUSIP 7481F1AC0
This is a monetary default, with a default date of January 21, 2008
Amount of default per $1,000 face amount is $67
Total amount of default is $234,609

Waddell & Reed Advisors Global Bond Fund

$2,000,000 4.875% Quebecor World Cap Corp bonds due 11/15/08
CUSIP 7481F1AC0
This is a monetary default, with a default date of January 21, 2008
Amount of default per $1,000 face amount is $67
Total amount of default is $134,063

3.       Simmons Bedding Co

Waddell & Reed Advisors High Income Fund

$7,412,000 7.875% Simmons Bedding Co bonds due 01/15/24
Cusip 828709AF2
This is a monetary default, with the default date of January 15, 2009
Amount of default per $1,000 face amount is $207
Total Amount of default is $413,451